Per Share Information (Tables)	12 Months Ended
Dec. 31, 2018
Profit or loss [abstract]
Schedule of Per Share Information

Net loss per share for the year ended December 31, 2018 was calculated based on basic and diluted net loss of $4,149 million, (2017 – net earnings per share based on basic and diluted net earnings of $658 million) and the weighted average number of shares outstanding used in the calculation was based on the following:

(in millions)	2018	2017
Basic weighted average number of shares outstanding	869	862
Effect of dilutive stock options and restricted share units	—	3
Diluted weighted average number of shares outstanding	869	865